SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         Post-Effective Amendment No. 10

                     to Registration Statement No. 333-65080

                      ON FORM S-2 TO FORM S-1 ON FORM S-2

                                      Under

                           The Securities Act of 1933

                         American Enterprise MVA Account
               (Exact name of registrant as specified in charter)

                                     Indiana
             ------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   94-2786905
           ----------------------------------------------------------
                      (I.R.S. Employer Identification No.)

                 829 AXP Financial Center, Minneapolis, MN 55474
                                 (800-333-3437)
        -----------------------------------------------------------------

        (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               Mary Ellyn Minenko
             50607 AXP Financial Center, Minneapolis, Minnesota 55474
                                 (612) 671-3678
         --------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

It is proposed that this filing become effective on November 6, 2003.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.                                  [X]

Pursuant to Rule 429 under the Securities Act, the prospectuses contained herein also relate to and constitute a Post-Effective Amendment to Securities Act Registration Statement No. 333-86297.

The prospectuses filed herewith are not intended to supersede the prospectuses filed for American Express Signature Variable Annuity(R), American Express(R) Signature One Variable Annuity, American Express New Solutions(R) Variable Annuity, American Express(R) Galaxy Premier Variable Annuity, American Express Pinnacle Variable Annuity(SM), American Express FlexChoice(SM) Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Evergreen Pathways(SM) Variable Annuity , Wells Fargo Advantage Choice(SM) Variable Annuity, Wells Fargo Advantage(SM) Variable Annuity and Wells Fargo Advantage(SM) Builder Variable Annuity contracts filed with Post-Effective Amendment No. 9 to the Registration Statement No. 333-65080.


                                           Calculation of Registration Fee

Title of each class of    Amount to be           Proposed maximum        Proposed maximum       Amount of
securities to be          registered             offering price per      aggregate offering   registration fee
registered                                       unit                    price
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Interests in the          N/A
Guarantee Period
Accounts of
the American Express Signature Variable Annuity(R),
the American Express(R) Signature One Variable Annuity,
the American Express New Solutions(R) Variable Annuity,
the American Express(R) Galaxy Premier Variable Annuity,
the American Express Pinnacle Variable Annuity(SM),
the American Express FlexChoice(SM) Variable Annuity,
the American Express Innovations Variable Annuity,
the Evergreen Essential(SM) Variable Annuity,
the Evergreen New Solutions Variable Annuity,
the Evergreen Privilege(SM) Variable Annuity,
the Evergreen Pathways(SM) Variable Annuity,
the Wells Fargo Advantage Choice(SM) Variable Annuity,
the American Express Innovations(SM) Classic Variable Annuity,
the Wells Fargo Advantage(SM) Variable Annuity, and
the Wells Fargo Advantage(SM) Builder Variable Annuity Contracts.


                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS
The prospectuses included in the following registration statements containing information for the American Enterprise MVA Account filed as described below are incorporated herein by reference.


            American Express Signature Variable Annuity(R), as part of Post-Effective Amendment No. 6 to Registration Statement No. 333-74865, filed on or about April 25, 2003.

            American Express(R) Galaxy Premier Variable Annuity and American Express Pinnacle(SM) Variable Annuity, filed as a part of Post-Effective Amendment No. 8 to Registration Statement No. 333-82149, filed on or about April 25, 2003.

            American Express(R) Signature One Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, and Wells Fargo Advantage Variable Annuity as part of Post-Effective Amendment No. 12 to Registration Statement No. 333-85567, filed on or about April 25, 2003.

            American Express FlexChoice(SM) Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Evergreen Pathways(SM) Variable Annuity, and Wells Fargo Advantage(R) Choice Variable Annuity, as part of Post-Effective Amendment No. 4 to Registration Statement No. 333-73958, filed on or about April 24, 2003.

            American Express New Solutions(R) Variable Annuity as a part of Post-Effective Amendment No. 11 to Registration Statement
            No. 333-92297, filed on or about April 24, 2003.

            American Express Innovations(SM) Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Variable Annuity and American Express Innovations(SM) Classic Variable Annuity as a part of Post-Effective Amendment No. 15 to Registration Statement No. 333-92297, filed on or about October 30, 2003.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

         The expenses of the issuance and distribution of the interests in the Guarantee Period Accounts of the Contract to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.

Item 15. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1-2.    Not applicable.

3.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit 6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.2    Amended By-laws of American Enterprise Life, filed electronically as
       Exhibit 6.2 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.3 Consent in writing in lieu of a meeting of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise MVA Account dated Aug. 18, 1999, filed electronically as
       Exhibit 3.3 to Registrant's Initial Registration Statement No. 333-86297, filed on or about Aug. 31, 1999, is incorporated by reference.

3.4 Amended By-Laws of American Enterprise Life, dated September 11, 2002 filed electronically as Exhibit 6.3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for the American Express(R) Signature One Variable Annuity (form 240180), filed electronically as
       Exhibit 4.1 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 7, 1999, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed  as
       Exhibit 4.1(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44210), filed electronically as Exhibit
       4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Deferred Annuity Contract (form 240343), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Deferred Annuity Contract for American Express Signature Variable Annuity (R) (form 43431), filed electronically as Exhibit 4.1
       to  American  Enterprise  Variable  Annuity  Account's   Pre-Effective
       Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.6 Form of Deferred Annuity Contract for the American Express(R) Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM) (form 44170), filed electronically as Exhibit 4.1
       to  American   Enterprise   Variable  Annuity  Account's Pre-Effective
       Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

4.7 Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958 on form N-4, filed on or Feb. 20, 2002, is incorporated by reference.

4.8 Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958 on form N-4, filed on or Feb. 20, 2002, is incorporated by reference.

4.9    Form of Deferred Annuity Contract (form 272646), filed electronically as
       Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 on form N-4, filed on or about October 30, 2003, is incorporated by reference.

4.10 Form of Enhanced Death Benefit Rider contracts (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.11 Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity (R) and the American Express(R) Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.12 Form of Guaranteed Minimum Income Benefit Rider (form 240350), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.13 Form of Guaranteed Minimum Income Benefit Rider contracts (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.14 Form of 5% Accumulation Death Benefit Rider for the American Express Signature Variable Annuity(R) and the American Express Signature One Variable Annuity(SM) (form 240183), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 8, 1999, is incorporated by reference.

4.15 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express (R) Signature One Variable Annuity (form
       240182), filed   electronically  as  Exhibit  4.11  to  Registrant's
       Post-Effective Amendment No. 6 to Registration Statement No. 333-86297 on form S-1, filed on or about May 1, 2000, is incorporated by reference.

4.16 Form of 8% Performance Credit Rider for the American Express Signature Variable Annuity(R) and the American Express(R) Signature One Variable Annuity (form 240187), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 30, 1999, is incorporated by reference.

4.17 Form of Performance Credit Rider (form 240349), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.18   Form of Benefit  Protector(SM) Death Benefit Rider contracts
       (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.19 Form of Benefit Protector(SM) Plus Death Benefit Rider contracts (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.20 Form of Maximum Anniversary Value Death Benefit Rider (form 240346), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about February 11, 2000, is incorporated by reference.

4.21 Form of Roth IRA Endorsement contracts (form 43094), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, incorporated by reference.

4.22 Form of SEP-IRA for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express(R) Signature One Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 43412), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.23   Form  of  SEP-IRA contracts (form 43433), filed electronically as Exhibit
       4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.24 Form of Disability Waiver of Withdrawal Charges Rider (form 44215), filed electronically as Exhibit 4.5 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.25 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44216), to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.26 Form of TSA Endorsement contracts (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.27 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.28   Form of Roth IRA Endorsement (form 272109) filed electronically as
       Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.29 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

5. Opinion of Counsel and consent to its use as to the securities being registered, is filed electronically herewith.

6-22.  Not applicable.

23.    Consent  of  Independent  Auditors, is filed electronically herewith.

24.1 Power of Attorney to sign this Registration Statement, dated April 25, 2001, filed electronically as Exhibit 24.1 of the Post-Effective Amendment No. 5 to Registration Statement No. 333-65080, is incorporated by reference.

24.2 Power of Attorney to sign this Registration Statement, dated April 9, 2002, filed electronically as Exhibit 24.2 of the Post-Effective
       Amendment  No.  5  to  Registration   Statement  No.   333-65080,   is
       incorporated by reference.

24.3 Power of Attorney to sign this Registration Statement, dated April 16, 2003, filed electronically as Exhibit 24.3 to Post-Effective Amendment No. 9 to Registration Statement No. 333-65080, is incorporated by reference.

24.4 Power of Attorney to sign this Registration Statement, dated April 21, 2003, filed electronically as Exhibit 24.4 to Post-Effective Amendment No. 9 to Registration Statement No. 333-65080, is incorporated by reference.

25-27. Not applicable.

Item 17. Undertakings

Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933,

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement,

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement,

      (iv)  Registrant   represents  that  it  is  relying  upon  the  no-action
            assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) That all post-effective amendments will comply with the applicable forms, rules and regulations of the Commission in effect at the time such post-effective amendments are filed, and

(4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota on the 30th day of October, 2003.

                                  American Enterprise MVA Account
                                  (Registrant)

                                  By American Enterprise Life Insurance Company

                                  By /s/ Carol A. Holton*
                                     --------------------
                                         Carol A. Holton
                                         President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of October, 2003.


Signature                                 Title

/s/  Gumer C. Alvero*                     Chairman of the Board of Directors
---------------------
     Gumer C. Alvero

/s/  Douglas K. Dunning**                 Director
-------------------------
     Douglas K. Dunning

/s/  Carol A. Holton*                     Director, President and Chief
----------------------                    Executive Officer
     Carol A. Holton                      (Chief Executive Officer)

/s/  Paul S. Mannweiler*                  Director
------------------------
     Paul S. Mannweiler

/s/  Jeryl A. Millner***                  Vice President and Controller
------------------------                  (Principal Accounting Officer)
     Jeryl A. Millner

/s/  Teresa J. Rasmussen*                 Director
-------------------------
     Teresa J. Rasmussen

/s/  John T. Sweeney****                  Vice President - Treasurer
------------------------                  (Principal Financial Officer)
     John T. Sweeney

*    Signed  pursuant  to Powers  of  Attorney,  dated  April  25,  2001,  filed
     electronically   as  Exhibit  24.1  to   Post-Effective   Amendment  No.  5
     Registration Statement No. 333-65080, is incorporated by reference.

**   Signed  pursuant  to  Powers  of  Attorney,   dated  April  9  2002,  filed
     electronically as Exhibit 24.2 to Post-Effective Amendment No. 5 of Registration Statement No. 333-65080, is incorporated by reference.

*** Signed pursuant to Powers of Attorney, dated April 16, 2003, filed electronically as Exhibit 24.3 to Post-Effective Amendment No. 9 of Registration Statement No. 333-65080, is incorporated by reference.

**** Signed pursuant to Powers of Attorney, dated April 21, 2003, filed electronically as Exhibit 24.4 to Post-Effective Amendment No. 9 of Registration Statement No. 333-65080, is incorporated by reference.



By:/s/ Mary Ellyn Minenko
   ----------------------
       Mary Ellyn Minenko